Exhibit 99.2 Q1’21 Earnings Presentation MAY 18, 2021Exhibit 99.2 Q1’21 Earnings Presentation MAY 18, 2021

Disclaimer

NO OFFERING OF SECURITIES

No offer is made by this Investor Presentation (this "**Presentation**") to invest in BurgerFi International, Inc. ("**BurgerFi**" or the "**Company**") or to purchase any of its their securities. Any offer to make such an investment or purchase and such investment or purchase will be made only pursuant to definitive offering documentation furnished by the Company.

FORWARD-LOOKING STATEMENTS

This Presentation may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to BurgerFi's estimates of its future business outlook, prospects or financial results. Forward-looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will be," "will continue," "will likely result," and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended December 31, 2020 and those discussed in other documents we file with the Securities and Exchange Commission. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

PROJECTED FINANCIAL INFORMATION

The projected financial information included in this Presentation has been prepared by Company management and is subject to a high degree of uncertainty. It is based upon estimates of future events and circumstances that might or might not ultimately prove to be accurate. All of the assumptions upon which the projections are based, and which would be material, are not presented. No representation or warranty can be made as to the accuracy of any of these assumptions. There can be no assurance that the projections will be realized, and actual results may differ materially from those set forth in the projections. The assumptions underlying the projected financial information are inherently uncertain and are subject to significant business, economic, and competitive risks and uncertainties that would cause actual results to differ materially from those projected. No opinion or report on the projected financial information was received from any independent accountants. If the projected results are not achieved, the Company's business and financial performance could be adversely affected. Because of the above limitations on these projections, you are cautioned about placing undue reliance on them.

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Award‐winning, fast casual “better burger” concept, delivering a delicious, all‐natural burger experience conveniently available through our digital platforms or in our cool, modern, eco‐friendly restaurants served by our passionate team members. 3 3 3Award‐winning, fast casual “better burger” concept, delivering a delicious, all‐natural burger experience conveniently available through our digital platforms or in our cool, modern, eco‐friendly restaurants served by our passionate team members. 3 3 3

First Quarter 2021  Financial Results & Recent  Highlights  4First Quarter 2021 Financial Results & Recent Highlights 4

Q1 2021 Financial Summary Total revenue increased 32% to $11.0 million vs. $8.3 million in Q1’20 Systemwide sales increased 19% to $39.8 million vs. $33.5 million in  Q1’20 Restaurant‐level operating margin was 13.5% compared to 13.6% in  Q1’20 Net loss attributable to controlling interests and common shareholders  was $8.2 million vs. net income attributable to controlling interests and  common shareholders of $0.8 million in Q1’20 1 Adjusted EBITDA was $0.7 million vs. $1.1 million in Q1’20 $34.7 million in unrestricted cash at March 31, 2021  Repaid and terminated its revolving credit line in January 2021  5 1) See appendix for reconciliation and definition of non‐GAAP financial measures.Q1 2021 Financial Summary Total revenue increased 32% to $11.0 million vs. $8.3 million in Q1’20 Systemwide sales increased 19% to $39.8 million vs. $33.5 million in Q1’20 Restaurant‐level operating margin was 13.5% compared to 13.6% in Q1’20 Net loss attributable to controlling interests and common shareholders was $8.2 million vs. net income attributable to controlling interests and common shareholders of $0.8 million in Q1’20 1 Adjusted EBITDA was $0.7 million vs. $1.1 million in Q1’20 $34.7 million in unrestricted cash at March 31, 2021 Repaid and terminated its revolving credit line in January 2021 5 1) See appendix for reconciliation and definition of non‐GAAP financial measures.

1 Q1 2021 Key Metrics Three Months Ended  (in thousands, except percentages)  March 31, 2021 Systemwide Restaurant Sales  $39,820 Systemwide Restaurant Sales YOY Growth  19% Systemwide Restaurant Same Store Sales YOY Growth  4% Corporate Restaurant Sales  $8,143  Corporate Restaurant Sales YOY Growth  41% Corporate Restaurant Same Store Sales YOY Growth  11% Digital Channel Systemwide Sales  $13,014  Digital Channel Sales YOY Growth  98% Digital Channel Orders  519  Digital Channel Orders % of Systemwide Sales  33% 6 1) See appendix for key metrics definitions.1 Q1 2021 Key Metrics Three Months Ended (in thousands, except percentages) March 31, 2021 Systemwide Restaurant Sales $39,820 Systemwide Restaurant Sales YOY Growth 19% Systemwide Restaurant Same Store Sales YOY Growth 4% Corporate Restaurant Sales $8,143 Corporate Restaurant Sales YOY Growth 41% Corporate Restaurant Same Store Sales YOY Growth 11% Digital Channel Systemwide Sales $13,014 Digital Channel Sales YOY Growth 98% Digital Channel Orders 519 Digital Channel Orders % of Systemwide Sales 33% 6 1) See appendix for key metrics definitions.

Recent Operational Highlights Bolstered senior management team since start of 2021: CFO – Michael Rabinovitch, over 25 years of extensive financial  leadership experience with best‐in‐class public companies COO – Jim Esposito, QSR‐industry veteran with over 20 years of  experience at Burger King, Panera Bread and Papa Gino’s CMO – Henry Gonzalez, over 25 years of food and retail experience  working with leading national and global brands like Burger King,  McDonald’s, Walmart, Home Depot and Inﬁni  CTO – Karl Goodhew, over 15 years of software development  experience with Fortune 500 companies Strengthened board of directors with addition of Martha  Stewart  One of the most recognizable cultural icons and food entrepreneurs is  also serving as chair of the product & innovation committee 7Recent Operational Highlights Bolstered senior management team since start of 2021: CFO – Michael Rabinovitch, over 25 years of extensive financial leadership experience with best‐in‐class public companies COO – Jim Esposito, QSR‐industry veteran with over 20 years of experience at Burger King, Panera Bread and Papa Gino’s CMO – Henry Gonzalez, over 25 years of food and retail experience working with leading national and global brands like Burger King, McDonald’s, Walmart, Home Depot and Inﬁni CTO – Karl Goodhew, over 15 years of software development experience with Fortune 500 companies Strengthened board of directors with addition of Martha Stewart One of the most recognizable cultural icons and food entrepreneurs is also serving as chair of the product & innovation committee 7

Recent Brand Highlights Celebrated 10‐year anniversary and recent Nasdaq listing with the addition of  birthday cake shake and $10 TriFi combo Launched Spicy Burger War with addition of the first consumer tested product for  limited time – the SWAG burger or Spicy Wagyu Angus Burger Generated approximately 1.25 billion impressions through PR efforts Enhanced app customization capabilities facilitating order process Continually recognized as a top fast casual chain in the U.S.:  Recognized by Forbes as a “Fast Casual Chain That Should Be On Your Radar in 2021” Secured top ranking as 2021 Best Better Burger Fast Casual Restaurant in USA Today Named “#1 Brand of the Year” in Fast Casual’s Top 100 Movers & Shakers list for 2021 8Recent Brand Highlights Celebrated 10‐year anniversary and recent Nasdaq listing with the addition of birthday cake shake and $10 TriFi combo Launched Spicy Burger War with addition of the first consumer tested product for limited time – the SWAG burger or Spicy Wagyu Angus Burger Generated approximately 1.25 billion impressions through PR efforts Enhanced app customization capabilities facilitating order process Continually recognized as a top fast casual chain in the U.S.: Recognized by Forbes as a “Fast Casual Chain That Should Be On Your Radar in 2021” Secured top ranking as 2021 Best Better Burger Fast Casual Restaurant in USA Today Named “#1 Brand of the Year” in Fast Casual’s Top 100 Movers & Shakers list for 2021 8

Growth  Strategy 9Growth Strategy 9

Strategically Positioned “Better Burger” Concept ALL NATURAL, CHEF‐ EXPANDING REACH  DIGITAL ORDERING AND  COMMITMENT TO   CREATED BEEF & PLANT‐ THROUGH GHOST KITCHENS  LOYALTY PLATFORMS SUSTAINABILITY BASED ITEMS & DRIVE THRU 10Strategically Positioned “Better Burger” Concept ALL NATURAL, CHEF‐ EXPANDING REACH DIGITAL ORDERING AND COMMITMENT TO CREATED BEEF & PLANT‐ THROUGH GHOST KITCHENS LOYALTY PLATFORMS SUSTAINABILITY BASED ITEMS & DRIVE THRU 10

DEVELOPMENT STRATEGY:  Franchise & Company‐Owned Restaurants Leveraging dominant position as the premier “better burger” chain in Florida Focusing growth up Eastern seaboard to other important markets in Southeast, Mid‐Atlantic and Northeast Expanding with 2‐3 company‐owned restaurants in key “cluster cities” like Tampa, Jacksonville, Atlanta & Nashville, along with current and future franchisee growth, to: Increase marketing and ad spend Provide operational training support  Seeking franchise multi‐unit deals in adjacent Southeast markets and opportunistic deals in other U.S. regions Pursue additional international franchises as countries open borders 1 1DEVELOPMENT STRATEGY: Franchise & Company‐Owned Restaurants Leveraging dominant position as the premier “better burger” chain in Florida Focusing growth up Eastern seaboard to other important markets in Southeast, Mid‐Atlantic and Northeast Expanding with 2‐3 company‐owned restaurants in key “cluster cities” like Tampa, Jacksonville, Atlanta & Nashville, along with current and future franchisee growth, to: Increase marketing and ad spend Provide operational training support Seeking franchise multi‐unit deals in adjacent Southeast markets and opportunistic deals in other U.S. regions Pursue additional international franchises as countries open borders 1 1

DEVELOPMENT STRATEGY:  Ghost Kitchens/Institutional Opportunities Accelerate growth of ghost kitchens with multiple  partners Add 15‐20 new Reef Kitchens to existing footprint in key  growth markets Further expand with Epic Kitchens in Chicago Continue to grow in airports with multiple  institutional players like Aramark, HMS Host, SSP,  Delaware North, Master ConcessionAir, etc. Explore other non‐traditional options like: College campuses Train stations Motorways Sports venues 12DEVELOPMENT STRATEGY: Ghost Kitchens/Institutional Opportunities Accelerate growth of ghost kitchens with multiple partners Add 15‐20 new Reef Kitchens to existing footprint in key growth markets Further expand with Epic Kitchens in Chicago Continue to grow in airports with multiple institutional players like Aramark, HMS Host, SSP, Delaware North, Master ConcessionAir, etc. Explore other non‐traditional options like: College campuses Train stations Motorways Sports venues 12

2021 Outlook In the fourth quarter of 2020, due to COVID‐ related volatility that is impacting its ability to  deliver updated financial projections, BurgerFi  suspended its financial outlook for 2021. BurgerFi remains optimistic about its long‐term  prospects and is providing the following  assumptions for 2021: Approximately 30 new restaurants, with approximately  15‐20 new ghost kitchens Capital expenditures are planned to be approximately  $15 million for 2021 132021 Outlook In the fourth quarter of 2020, due to COVID‐ related volatility that is impacting its ability to deliver updated financial projections, BurgerFi suspended its financial outlook for 2021. BurgerFi remains optimistic about its long‐term prospects and is providing the following assumptions for 2021: Approximately 30 new restaurants, with approximately 15‐20 new ghost kitchens Capital expenditures are planned to be approximately $15 million for 2021 13

Appendix 14Appendix 14

Basis of Presentation, Adjusted EBITDA  Reconciliation & Key Metrics Definitions Basis of Presentation • The historical financial information presented herein is from the Company’s financial statements for the quarter ended March 31, 2020. These financial statements were prepared in accordance with accounting principles generally applied in the United States of America (“GAAP”) for privately held companies. Adjusted EBITDA Reconciliation • To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the measure Adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. • We use this non‐GAAP financial measure for financial and operational decision‐making and as a means to evaluate period‐to‐period comparisons. We believe that this non‐GAAP financial measure provides meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results. We believe that both management and investors benefit from referring to this non‐GAAP financial measure in assessing our performance and when planning, forecasting, and analyzing future periods. This non‐GAAP financial measure also facilitates management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe this non‐GAAP financial measure is useful to investors both because (1) it allows for greater transparency with respect to key metrics used by management in its financial and operational decision‐making and (2) it is used by our institutional investors and the analyst community to help them analyze the health of our business. • There are a number of limitations related to the use of non‐GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from this non‐GAAP financial measure and evaluating this non‐ GAAP financial measure together with its relevant financial measures in accordance with GAAP. • For more information on this non‐GAAP financial measures, please see the tables captioned Reconciliation of Net Income (Loss) to Adjusted EBITDA included on slide 16. Key Metrics Definitions • “Systemwide Restaurant Sales” is presented as informational data in order to understand the aggregation of, franchised stores sales, ghost kitchen and corporate‐owned stores sales performance. Systemwide restaurant sales growth refers to the percentage change in sales at all franchise restaurants, ghost kitchens and corporate‐owned restaurants in one period from the same period in the prior year. Systemwide restaurant same store sales growth refers to the percentage change in sales at all franchise restaurants, ghost kitchens, and corporate‐owned restaurants once the restaurant has been in operation after 14 months. See definition below for same store sales. • “Corporate‐Owned Restaurant Sales” represent the sales generated by corporate‐owned restaurants. Corporate‐owned restaurant sales growth refers to the percentage change is sales at all corporate‐owned restaurants in one period from the same period in the prior year. Corporate‐owned restaurant same stores sales growth refers to the percentage change in sales at all corporate‐owned restaurants once the restaurant has been in operation after 14 months. These measures highlight the performance of existing corporate restaurants. • “Same Store Sales” is used to evaluate the performance of our store base, which excludes the impact of new stores and closed stores, in both periods under comparison. We include a restaurant in the calculation of same store sales once it has been in operation after 14 months. A restaurant which is temporarily closed (including as a result of the Covid‐19 pandemic), is included in the same store sales computation. A restaurant which is closed permanently, such as upon termination of the lease, or other permanent closure, is immediately removed from the same store sales computation. Employee complimentary meals are excluded from the computation. Our calculation of same store sales may not be comparable to others in the industry. • “Digital Channel Systemwide Sales” is used to measure performance of our digital platform and partnerships with third party delivery partners. We believe our digital platform capabilities are a vital element to continuingtoserve our customers and will continue to be a differentiator for BurgerFi as compared to some of our competitors. Digital channel systemwide sales refer to sales generated through the use of digital platforms across all our franchise and corporate‐owned restaurants. Digital channel sales growth refers to the percentage change in sales through our digital platforms in one period from the same period in the prior year for all franchise and corporate‐owned restaurants. Digital channel orders and digital channel orders as a percentage of systemwide sales are indicative of the number of orders placed through our digital platforms and the percentage of those digital orders when compared to total number of orders at all our franchise and corporate restaurants. 15 • “Adjusted EBITDA”, a non‐GAAP measure, is defined as net income attributable to common shareholders and controlling interests before interest, income taxes, depreciation and amortization, merger and acquisition related costs, preopening costs, share‐ based compensation expense, non‐cash gains and losses on change in value of warrant liabilities, and certain legal matters.Basis of Presentation, Adjusted EBITDA Reconciliation & Key Metrics Definitions Basis of Presentation • The historical financial information presented herein is from the Company’s financial statements for the quarter ended March 31, 2020. These financial statements were prepared in accordance with accounting principles generally applied in the United States of America (“GAAP”) for privately held companies. Adjusted EBITDA Reconciliation • To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the measure Adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. • We use this non‐GAAP financial measure for financial and operational decision‐making and as a means to evaluate period‐to‐period comparisons. We believe that this non‐GAAP financial measure provides meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results. We believe that both management and investors benefit from referring to this non‐GAAP financial measure in assessing our performance and when planning, forecasting, and analyzing future periods. This non‐GAAP financial measure also facilitates management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe this non‐GAAP financial measure is useful to investors both because (1) it allows for greater transparency with respect to key metrics used by management in its financial and operational decision‐making and (2) it is used by our institutional investors and the analyst community to help them analyze the health of our business. • There are a number of limitations related to the use of non‐GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from this non‐GAAP financial measure and evaluating this non‐ GAAP financial measure together with its relevant financial measures in accordance with GAAP. • For more information on this non‐GAAP financial measures, please see the tables captioned Reconciliation of Net Income (Loss) to Adjusted EBITDA included on slide 16. Key Metrics Definitions • “Systemwide Restaurant Sales” is presented as informational data in order to understand the aggregation of, franchised stores sales, ghost kitchen and corporate‐owned stores sales performance. Systemwide restaurant sales growth refers to the percentage change in sales at all franchise restaurants, ghost kitchens and corporate‐owned restaurants in one period from the same period in the prior year. Systemwide restaurant same store sales growth refers to the percentage change in sales at all franchise restaurants, ghost kitchens, and corporate‐owned restaurants once the restaurant has been in operation after 14 months. See definition below for same store sales. • “Corporate‐Owned Restaurant Sales” represent the sales generated by corporate‐owned restaurants. Corporate‐owned restaurant sales growth refers to the percentage change is sales at all corporate‐owned restaurants in one period from the same period in the prior year. Corporate‐owned restaurant same stores sales growth refers to the percentage change in sales at all corporate‐owned restaurants once the restaurant has been in operation after 14 months. These measures highlight the performance of existing corporate restaurants. • “Same Store Sales” is used to evaluate the performance of our store base, which excludes the impact of new stores and closed stores, in both periods under comparison. We include a restaurant in the calculation of same store sales once it has been in operation after 14 months. A restaurant which is temporarily closed (including as a result of the Covid‐19 pandemic), is included in the same store sales computation. A restaurant which is closed permanently, such as upon termination of the lease, or other permanent closure, is immediately removed from the same store sales computation. Employee complimentary meals are excluded from the computation. Our calculation of same store sales may not be comparable to others in the industry. • “Digital Channel Systemwide Sales” is used to measure performance of our digital platform and partnerships with third party delivery partners. We believe our digital platform capabilities are a vital element to continuingtoserve our customers and will continue to be a differentiator for BurgerFi as compared to some of our competitors. Digital channel systemwide sales refer to sales generated through the use of digital platforms across all our franchise and corporate‐owned restaurants. Digital channel sales growth refers to the percentage change in sales through our digital platforms in one period from the same period in the prior year for all franchise and corporate‐owned restaurants. Digital channel orders and digital channel orders as a percentage of systemwide sales are indicative of the number of orders placed through our digital platforms and the percentage of those digital orders when compared to total number of orders at all our franchise and corporate restaurants. 15 • “Adjusted EBITDA”, a non‐GAAP measure, is defined as net income attributable to common shareholders and controlling interests before interest, income taxes, depreciation and amortization, merger and acquisition related costs, preopening costs, share‐ based compensation expense, non‐cash gains and losses on change in value of warrant liabilities, and certain legal matters.

Adjusted EBITDA Reconciliation The following table sets forth a reconciliation of net income to adjusted EBITDA: BurgerFi International Inc., and Subsidiaries Reconciliation of Net Income to Adjusted EBITDA (Non‐GAAP) (Unaudited) Successor Predecessor Three Months Ended  Three Months Ended  March 31, 2021 March 31, 2020 (in thousands) (Unaudited) (Unaudited) (Loss) Income Attributable to Common Shareholders  (successor) and Controlling Interests (predecessor) $                         (8,210) $                                 772  Adjustments: Depreciation and amortization 2,108 244 Merger and acquisition related costs 429 — Preopening costs 126 59 Interest expense 830 Income tax 713 — Share‐based compensation expense 522 — Gain on extinguishment of debt (114) — Loss on change in value of warrant liability 4,946 — Legal matters 200 — Adjusted EBITDA $                               728  $                              1,105 16Adjusted EBITDA Reconciliation The following table sets forth a reconciliation of net income to adjusted EBITDA: BurgerFi International Inc., and Subsidiaries Reconciliation of Net Income to Adjusted EBITDA (Non‐GAAP) (Unaudited) Successor Predecessor Three Months Ended Three Months Ended March 31, 2021 March 31, 2020 (in thousands) (Unaudited) (Unaudited) (Loss) Income Attributable to Common Shareholders (successor) and Controlling Interests (predecessor) $ (8,210) $ 772 Adjustments: Depreciation and amortization 2,108 244 Merger and acquisition related costs 429 — Preopening costs 126 59 Interest expense 830 Income tax 713 — Share‐based compensation expense 522 — Gain on extinguishment of debt (114) — Loss on change in value of warrant liability 4,946 — Legal matters 200 — Adjusted EBITDA $ 728 $ 1,105 16

Investor Relations Contact  Cody Slach | Cody Cree Contact Us (949) 574‐3860 BFI@GatewayIR.comInvestor Relations Contact Cody Slach | Cody Cree Contact Us (949) 574‐3860 BFI@GatewayIR.com

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